SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                November 10, 1998




                              SFSB Holding Company
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             (Exact name of Registrant as specified in its Charter)




 Pennsylvania                       0-23765                  23-2934332
----------------------------     --------------     ----------------------------
(State or other jurisdiction     (SEC File No.)            (IRS Employer
of incorporation)                                      Identification Number)




900 Saxonburg Boulevard, Pittsburgh, Pennsylvania                     15223
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(Address of principal executive offices)                            (Zip Code)




Registrant's telephone number, including area code:  (412) 487-4200
                                                     --------------



                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
---------------------

         Reference is made to the press release dated November 10, 1998, which is attached hereto as Exhibit 99 and incorporated herein by this reference.




Item 7.  Financial Statements, Pro Forma Financial Information
           and Exhibits
--------------------------------------------------------------


Exhibit 99 -- Press Release dated November 10, 1998.
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                                        2

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          SFSB Holding Company

                                          /s/ Barbara J. Mallen
Date:  November 18, 1998             By: --------------------------------------
     -------------------------------      Barbara J. Mallen
                                          President